Exhibit (10-25)

The Procter & Gamble 2019 Stock and Incentive
Compensation Plan – Related Correspondence

Preferences and Deferral Elections

Recoupment Policy Acknowledgement

☐ Selecting this box indicates that you have read (click here) and agree to the Senior Executive Officer Recoupment Policy. You must click the link and you must read the full policy before proceeding with making your Preference and EDCP Deferral Elections.

Source	Election Format	Amount Deferred

Choose your Executive Deferred Compensation Plan (DCP) Base Pay Deferral Elections:
2020 Base Pay DCP Deferral	Percentage	_____%
Enter percentage as a whole number less than or equal to 75%

Choose your Preference for STAR Award payments made in 2020. Sum of DCP Deferral, Cash and Stock Options payment options must equal 100%
2020 STAR Award DCP Deferral	Percentage	_____%
Enter percentage as a whole number between 0 and 100%

STAR Award Cash	Percentage	_____%
Enter percentage as a whole number between 0 and 100%

STAR Award Stock Options	Percentage	_____%
Enter percentage as a whole number between 0 and 100%

Choose your Preference for Long Term Incentive Program (LTIP) Award payments made in 2020. Sum of Stock Options and Restricted Stock Unit payment options must equal 100%

LTIP Stock Options	Percentage	____%
Enter a percentage as a whole number. (0, 25, 50, 75, or 100 only)

LTIP Restricted Stock Units (RSUs)	Percentage	____%
Enter a percentage as a whole number. (0, 25, 50, 75, or 100 only)

Payment Elections (DCP)

	2020 Base Pay DCP Deferral	2020 STAR Award DCP Deferral
Preferences and Deferral Elections	___%	___%

Choose a payment method for each deferral source	Base Pay	STAR Award
I would like to receive my 2020 deferrals in the form of an in-service distribution.	☐	☐
I would like to receive my 2020 deferrals when I separate from the company.	☐	☐

In-Service Payment Elections
Enter year of in-service distribution. Must be at least one year following the deferral year. Payment will be made in lump sum in January of year selected.

Deferral Source	Payment Year
Base Pay	_______
STAR Award	_______

Separation Payment Elections
Enter percentage as a whole number from 0 to 100 for each separation event and form of payment. A combination of lump sum and/or annual installment (2-10) can be selected. The sum of your elections must equal 100% for each deferral source and each payment event.

Deferral Source	Payment Form	Retirement	Death	Disability
Base Pay	Lump Sum	____%	____%	____%
STAR Award	Annual Installment	____%	____%	____%